Principal Funds, Inc.

Supplement dated April 3, 2023

to the Prospectus and Statement of Additional Information

both dated March 1, 2023

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

The changes described below are being made to the Prospectus for the Government Money Market Fund and the Money Market Fund.

SUMMARIES FOR THE FOLLOWING FUNDS

Government Money Market

Money Market

In the Investment Advisor and Portfolio Managers section, delete Erika Isley.

MANAGEMENT OF THE FUNDS

Delete all references to Erika Isley.

The change described below is being made to the Statement of Additional Information for the Government Money Market Fund and the Money Market Fund.

PORTFOLIO MANAGER DISCLOSURE

In the Advisor:  Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers) section, remove all references to Erika Isley.